Other non-current assets	12 Months Ended
Dec. 31, 2025
Other non-current assets
Other non-current assets

14. Other non-current assets

The following table provides a split of other non-current assets:

	For the year ended
	December 31
(In thousands of €)	2025	2024
R&D tax credit receivables	2,150	1,787
Total non-current assets	2,150	1,787

R&D tax credit receivables are future expected refunds or tax deductions resulting from tax incentives on research and development expenses incurred in Belgium. The increase in these tax credits is linked to the increase in R&D activities (note 7.1) in 2025 compared to previous reporting periods. The Group has met the conditions to recognize the benefits as other operating income (note 7.4).